September 7, 2022

BNY MELLON MUNICIPAL FUNDS, INC.

BNY Mellon AMT-Free Municipal Bond Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes any contrary information in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary—Principal Investment Strategy" in the prospectus:

The fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax.

Although the fund seeks to provide income exempt from federal income tax and the federal alternative minimum tax, income from some of the fund's holdings may be subject to these taxes.

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The following information supplements and supersedes any contrary information in the section "Fund Details—Goal and Approach" in the prospectus:

The fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax. The fund may change its policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from the alternative minimum tax upon 60 days' prior notice to shareholders.

Although the fund seeks to provide income exempt from federal income tax and the federal alternative minimum tax, income from some of the fund's holdings may be subject to these taxes.

0319STK0922